RNT Natixis Liquid Prime Portfolio of Daily Income Fund (the “Fund”)	Filed Pursuant to Rule 497(e) Registration No. 033-74470

Treasurer Class Shares – “Treasurer Shares”: Ticker Symbol (LQTXX)

Liquidity Class Shares – “Liquidity Shares”: Ticker Symbol (LIQXX)

PROSPECTUS

July 29, 2011, as amended September 19, 2011

The investment objective of the RNT Natixis Liquid Prime Portfolio (the “Portfolio”) is to seek current income consistent with the preservation of capital and the maintenance of liquidity.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1411 BROADWAY

28th FLOOR

NEW YORK, NY 10018-3450

(212) 830-5240

(888) 226-5504 (TOLL FREE)

Shareholder Information	12

Distribution Arrangements	21

Financial Highlights	23

Privacy Notice	PN-1

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Summary of the RNT Natixis Liquid Prime Portfolio

:	Investment Objective

The investment objective of the Portfolio is to seek current income consistent with the preservation of capital and the maintenance of liquidity.

:	Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold RNT Natixis Liquid Prime Portfolio.

	Treasurer Shares		Liquidity Shares
SHAREHOLDER FEES
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.06%		0.06%
Distribution and Service (12b-1) Fees		0.00%		0.00%
Other Expenses (includes Administration Fees and Shareholder Servicing Fees listed below)		0.09%		0.12%
Administration Fees	0.02%		0.02%
Shareholder Servicing Fees	0.03%		0.06%

Total Annual Fund Operating Expenses		0.15%		0.18%

EXAMPLE

This Example is intended to help you compare the cost of investing in the RNT Natixis Liquid Prime Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Treasurer Shares	$15	$48	$85	$192
Liquidity Shares	$18	$58	$101	$230

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:	Principal Investment Strategies

The Portfolio seeks to maintain an investment portfolio with a dollar-weighted average maturity of 60 days or less, to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. The Portfolio seeks to achieve its objective by investing principally in short-term money market obligations with maturities of 397 days or less, including bank certificates of deposit, time deposits, bankers’ acceptances, high quality commercial paper, loan participation interests, securities issued or guaranteed by the United States Government, state agencies or instrumentalities, and repurchase agreements calling for resale in 397 days or less backed by the foregoing securities. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purchase would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.

There is no assurance that the investment strategies will be successful.

:	Principal Risks

•	Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

•	The value of the Portfolio’s shares and the securities held by the Portfolio can each decline in value.

•	The amount of income the Portfolio generates will vary with changes in prevailing interest rates.

•	An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

•

The Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers. Foreign securities may be subject to investment risks which may include adverse economic and political developments as well as lack of uniform accounting and financial reporting standards.

•	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

:	Risk/Return Bar Chart and Table

Performance information for the Portfolio will be available once it has been in operation for a full calendar year. The current 7-day yield for the Treasurer Shares and the Liquidity Shares of the Portfolio may be obtained by calling the Fund at (212) 830-5240 or toll free at (888) 226-5504.

The year-to-date return for the Treasurer Shares as of June 30, 2011 was 0.06%. The year-to-date return for the Liquidity Shares as of June 30, 2011 was 0.05%.

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:	Management

Investment Manager: Reich & Tang Asset Management, LLC, a subsidiary of Natixis Global Asset Management, L.P. (the “Manager”) is the Portfolio’s investment manager.

:	Purchase and Sale of Portfolio Shares

You may purchase, exchange or redeem Treasurer Shares or Liquidity Shares on any business day by written request via mail (RNT Natixis Liquid Prime Portfolio, c/o Reich & Tang, 1411 Broadway – 28th Floor, New York, NY 10018), by bank wire, by electronic funds transfer or through a financial intermediary. The minimum initial investment amount is $10 million and the minimum amount for subsequent investments is $100,000.

:	Tax Information

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

:	Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives, Principal Investment Strategies and Related Risks

:	Investment Objectives

The investment objective of the Portfolio is to seek current income consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that a Portfolio will achieve its investment objective.

The investment objective of the Portfolio described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of such Portfolio.

:	Principal Investment Strategies

In order to maintain a share price of $1.00, the Portfolio must comply with certain industry regulations. The Portfolio will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Portfolio may invest. The Portfolio will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Portfolio, on a dollar-weighted basis, will be 60 days or less. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before these Portfolios are entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Portfolio, on a dollar-weighted basis, and considered as a whole, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Portfolio to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Portfolio will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets. As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently Daily Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; or securities that will mature or are subject to a demand feature that is exercisable and payable within one business day (collectively, “Daily Liquid Assets”).

The Portfolio will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the 1940 Act, currently Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Portfolio may maintain a higher percentage of its total assets

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in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Portfolio’s Board of Trustees.

The Portfolio will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities but which have been determined by the Portfolio’s investment manager to be of comparable quality.

The Portfolio shall invest not more than 5% of its total assets in securities issued by a single issuer, except for U.S. Government Obligations. With respect to 75% of its total assets, the Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution, except for U.S. Government Obligations.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considered the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purpose would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.

As a temporary defensive measure the Portfolio may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Portfolio’s investment manager. Such a temporary defensive position may cause the Portfolio to not achieve its investment objective.

The Portfolio intends to attain its investment objective through investments in the following securities:

(i)	United States Government Securities: The Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of certain agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the United States Treasury, and still others are supported only by the credit of the agency or instrumentality.

(ii)

Domestic and Foreign Bank Obligations: The Portfolio may purchase securities issued by foreign governments, or any of their political subdivisions or agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Portfolio will not benefit from insurance from

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the FDIC. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.

The Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of one billion dollars or the equivalent in other currencies. The Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets. These investments must also meet the quality criteria discussed above.

The Portfolio generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or (b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Portfolio’s investment decisions and the Portfolio may invest in bank instruments issued by institutions which the investment manager believes present minimal credit risks.

The Portfolio may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations). The M Portfolio will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Portfolio’s investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Portfolio will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of the Portfolio’s total assets at the time of purchase.

Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in enforcing a judgment against a foreign issuer or (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by

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United States Government agencies or instrumentalities.

(iii)	Variable Amount Master Demand Notes: The Portfolio may purchase variable amount master demand notes. These instruments are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed above. The interest rate on a variable amount master demand note is periodically adjusted according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days.

(iv)	Loan Participation Interests: The Portfolio may purchase participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards applicable to bank instruments as set forth above. Loan participation interests typically represent direct participation in a loan to a corporate borrower, and are generally offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Portfolio assumes the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary.

(v)	Commercial Paper and Certain Debt Obligations: The Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations.

(vi)	Repurchase Agreements: The Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the
Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

For a more detailed description of (i) the securities in which the Portfolio will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

:	Risks

A significant change in interest rates or a default on the Portfolio’s investments could cause its share price (and the value of your investment) to change.

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the United States. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Portfolio must look

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principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Portfolio may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (Ginnie Mae) and the Federal Housing Administration (FHA).

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.

•

Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Since the Portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume in most foreign securities markets is less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and

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regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

:	Portfolio Holdings

In order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning the Portfolio’s holdings, as well as its weighted average maturity and weighted average life, will be posted on the Portfolio’s website at www.reichandtang.com/FundInformation/PortfolioHoldingsList five business days after the end of the month and will remain posted for six months thereafter. The monthly portfolio schedule can also be obtained by calling toll free at (888) 226-5504. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of the Fund’s portfolio holdings on the Fund’s website.

For existing shareholders of the Portfolio, a schedule of the Portfolio’s holdings, current as of the end of each business day, will be available on the Portfolio’s website at www.reichandtang.com/FundInformation on the following business day. This information will remain available on the website until updated for the next business day.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

Management, Organization and Capital Structure

The Portfolio’s investment manager is Reich & Tang Asset Management, LLC (the “Manager”). The Manager’s principal business office is located at 1411 Broadway – 28th Floor, New York, NY 10018. As of March 31, 2011, the Manager was the investment manager, adviser or sub-adviser with respect to money market assets aggregating in excess of $12.6 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of fourteen portfolios of registered investment companies, of which it acts as administrator for ten.

The Manager is an affiliate of Natixis Global Asset Management. Headquartered in Paris and Boston, Natixis

Global Asset Management L.P.’s assets under management totaled $772.5 billion as of June 30, 2011.

Pursuant to the Investment Management Contract between the Fund, on behalf of the Portfolio, and the Manager, the Manager manages the Portfolio’s securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, the Portfolio pays an annual management fee of 0.06% of the Portfolio’s average daily net assets. For the fiscal year ended March 31, 2011, following a voluntary fee waiver for the Treasurer and Liquidity Shares, the Fund paid the Manager a management

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fee equal to 0.00% of the Treasurer and 0.00% of the Liquidity Shares’ average daily net assets. A discussion regarding the basis for the Board of Trustees’ initial approval of the Investment Management Contract will be available in the Fund’s annual report for the period ended March 31, 2011.

Pursuant to the Administrative Services Contract between the Fund, on behalf of the Portfolio, and the Manager, the Manager provides all management and administrative services reasonably necessary for the Portfolio’s operation, other than those services that the Manager provides to the Portfolio pursuant to the Investment Management Contract. The Manager also provides the Portfolio with personnel to perform all of the clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and the Administrative Services Contract. For its services under the Administrative Services Contract, the Portfolio pays the Manager an annual fee of 0.02% of the Portfolio’s average daily net assets. For the fiscal year ended March 31, 2011, following a voluntary fee waiver, the Fund paid the Manager a fee for administrative services equal to 0.00% of the Treasurer and 0.00% of the Liquidity Shares’ average daily net assets.

Fund paid the Manager a fee for administrative services equal to 0.00% of the Treasurer and 0.00% of the Liquidity Shares’ average daily net assets.

The Manager has agreed to waive fees and/or reimburse expenses in order to maintain Total Annual Fund Operating Expenses at 0.15% for the Treasurer Shares and 0.18% for the Liquidity Shares (the “Expense Caps”), respectively, until at least July 29, 2012, and will review the Expense Cap agreement annually. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Portfolio shares. In addition, in light of recent market conditions, the Manager may temporarily waive additional fees and/or reimburse additional expenses in an amount in excess of the amount required under the Expense Caps in an effort to maintain certain net yields. The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder services and distribution of the Fund’s shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses, which are attributable to more than one Class of the Portfolio, will be allocated daily to each Class of shares based on the percentage of shares outstanding at the end of the day.

Shareholder Information

The Portfolio sells and redeems its shares on a continuing basis at their net asset value. The Portfolio does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Portfolio shares are processed through the Portfolio’s transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Participating Organizations (see “Investments Through Participating Organizations” for a definition of Participating Organizations) and from investors directly.

:	Pricing of Portfolio Shares

The net asset value of the Portfolio’s shares is determined as of 5:00 p.m., Eastern time, on each

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Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays and Good Friday) and (ii) Columbus Day and Veterans’ Day (each, a “Holiday”). However, on certain days that the New York Stock Exchange is closed, the Portfolio, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Portfolio intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Portfolio’s securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Portfolio’s share price to be less than $0.997 or greater than $1.003, the Board of Trustees will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Portfolio would receive if the instrument were sold.

Shares are issued as of the first determination of the Portfolio’s net asset value per share made after acceptance of the investor’s purchase order. In order to maximize earnings, the Portfolio normally has its assets as fully invested as is practicable. Many securities in which the Portfolio invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as “Federal Funds”). Portfolio shares begin accruing income on the day the shares are issued to an investor.

The Portfolio reserves the right to reject any purchase order of its shares. In addition, the Portfolio does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier’s checks or similar instruments) and certain other forms of payment at its discretion.

On any Fund Business Day before a Holiday, or on any Fund Business Day where the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, the Portfolio may close trading early. On such days, the cut-off times for purchase orders and redemption requests (as set forth below) may be shortened to accommodate the Portfolio’s early close. If the Portfolio closes trading early, the earlier cut-off times for such transactions will be made available that day on the Portfolio’s website at http://reichandtang.com, or by calling the Portfolio toll free at (888) 226-5504.

:	Subscribing to the Portfolio

At the time of initial investment in the Portfolio, investors must elect on their fund application the Class of shares of the Portfolio in which they wish to invest. Investors may purchase shares of the Portfolio from a Participating Organization or directly. Certain Participating Organizations are compensated for their services by the Manager and/or the Distributor.

Shareholders will have a separate account with the Fund for each Portfolio in which they invest. Certificates for Portfolio shares will not be issued to investors.

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:	Purchase of Portfolio Shares

The Portfolio does not accept a purchase order from investors investing in the Portfolio directly (i.e., not through Participating Organizations) until an investor’s payment has been converted into Federal Funds and is received by the Portfolio’s transfer agent, or its principal underwriter, as appropriate.

Shareholders who wish to purchase Treasurer Shares of the Portfolio, must have their purchase order accepted by the Portfolio’s transfer agent by 12 p.m. Eastern time to receive that day’s net asset value. The Manager, in its sole discretion, may allow purchase orders received after 12 p.m. Eastern time but before 5:00 p.m. Eastern time to receive that day’s net asset value. Shareholders who wish to purchase Liquidity Shares of the Portfolio must have their purchase order accepted by the Portfolio’s transfer agent by 5:00 p.m. Eastern time to receive that day’s net asset value.

Investors may, if they wish, invest in the Portfolio through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Portfolio through them, may invest in the Portfolio directly. Direct shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization.

For the Treasurer Shares, the minimum initial investment for the Portfolio is $10 million and for subsequent investments is $100,000. For Liquidity Shares, the minimum initial investment for the Portfolio is $10 million and for subsequent investments is $100,000. In addition, the Portfolio may impose different minimum investment requirements for clients of certain financial intermediaries with which the Distributor has entered into an agreement. The Portfolio may waive any minimum purchase requirements.

The Portfolio will provide each shareholder, except certain investors, with a personalized monthly statement listing (i) the total number of Portfolio shares owned as of the statement closing date, (ii) purchases and redemptions of Portfolio shares, and (iii) the dividends paid on Portfolio shares (including dividends paid in cash or reinvested in additional Portfolio shares).

:	Investments Through Participating Organizations

Generally, investors purchasing shares through a Participating Organization are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Portfolio. When instructed by a Participant Investor to purchase or redeem Portfolio shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Portfolio’s transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to Participant Investors each purchase and redemption of Portfolio shares for their accounts. Also, Participating Organizations may send periodic account statements to their customers showing (i) the total number of Portfolio shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Portfolio shares by each Participant Investor during the period covered by the statement, and (iii) the income earned by Portfolio shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Portfolio shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Portfolio directly.

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Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Portfolio directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Portfolio. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Portfolio directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Portfolio due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Portfolio shares may be purchased and redeemed through the Participating Organization.

Qualified Participating Organizations may transmit an investor’s purchase or redemption order to the Portfolio’s transfer agent after 5:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before the Portfolio’s cut-off time as discussed above under “Purchase of Portfolio Shares”. The investor will then receive the net asset value of the Portfolio’s shares determined as of 5:00 p.m. Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously and in accordance with the Portfolio’s policies with respect to purchases and redemptions.

:	Initial Direct Purchases of Shares

Investors who wish to invest in the Portfolio directly may obtain a current Prospectus and the Portfolio application necessary to open an account by telephoning the Portfolio at (212) 830-5240 or toll free at (888) 226-5504 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day.

BANK WIRE

To purchase shares of the Portfolio using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Portfolio at (212) 830-5240 or toll free at (888) 226-5504 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day to obtain a Portfolio application necessary to open a new account. The investor should complete and fax the Portfolio application along with any required documentation to the Portfolio at (212) 830-5476. The original Portfolio application and documentation should then be mailed to the address specified under “Mail and Personal Delivery.” The investor should then telephone the Portfolio at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

The Bank of New York Mellon

ABA # 021000018

Reich & Tang

DDA # 890040352-7

For RNT Natixis Liquid Prime Portfolio

Account of (Investor’s Name)

Fund Account #

An account will not be opened until the Portfolio has received the Portfolio application and required documentation in proper form and has accepted the purchase order for its shares.

15

There may be a charge by the investor’s bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Portfolio does not charge investors in the Portfolio for its receipt of wire transfers. Payment in the form of a “bank wire” received prior to the close of the federal funds wire transfer system on a Fund Business Day will be treated as a Federal Funds payment received on that day.

MAIL AND PERSONAL DELIVERY

Investors may send or deliver a check made payable to “RNT Natixis Liquid Prime Portfolio” along with a completed Portfolio application to:

RNT Natixis Liquid Prime Portfolio

c/o Reich & Tang

1411 Broadway-28th Floor

New York, New York 10018

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds.

:	Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

RNT Natixis Liquid Prime Portfolio

c/o Reich & Tang

P.O. Box 13232

Newark, New Jersey 07101-3232

There is a $100,000 minimum for the Treasurer Shares and the Liquidity Shares for subsequent purchases of shares. All payments should clearly indicate the shareholder’s account number. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20.00 fee for each returned check.

Provided that the information on the application form on file with the Portfolio is still applicable, a shareholder may reopen an account without filing a new Portfolio application at any time during the year the shareholder’s account is closed or during the following calendar year.

:	Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Portfolio following receipt by the Portfolio’s transfer agent of the redemption order (and any supporting documentation that the Portfolio’s transfer agent may require). For Treasurer Shares, a redemption request must be received by 12 p.m. Eastern time to receive that day’s net asset value. For Liquidity Shares, a redemption request must be received by 5:00 p.m. Eastern time to receive that day’s net asset value. Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier’s check) used for investment has been cleared for payment by the investor’s bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

A shareholder’s original Portfolio application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Portfolio application by transmitting a written direction to the Portfolio’s transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

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When a signature guarantee is called for, the shareholder should have “Signature Guaranteed” stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Portfolio’s transfer agent’s standards and procedures.

WRITTEN REQUESTS

Shareholders may make a redemption in any amount by sending a written request to the Portfolio addressed to:

RNT Natixis Liquid Prime Portfolio

c/o Reich & Tang

1411 Broadway-28th Floor

New York, New York 10018

All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Portfolio application or in a subsequent written authorization.

Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

TELEPHONE

The Portfolio accepts telephone requests for redemption from shareholders who elect this option on their Portfolio application. The proceeds of a telephone redemption may be sent to the shareholder at their address of record or to their bank account, both as set forth in the Portfolio application or in a subsequent signature guaranteed written authorization. The Portfolio may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Portfolio will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Portfolio to employ such reasonable procedures may cause the Portfolio to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Portfolio at (212) 830-5240 or toll free at (888) 226-5504 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day, and state: (i) the name of the shareholder appearing on the Portfolio’s records, (ii) the shareholder’s account number with the Portfolio, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder’s designated bank account, and (v) the name and phone number of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address of record on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (or to the address of record on the next Fund Business Day if paid by check). The Portfolio may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.

GENERALLY

There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check or wire. Unless other instructions are given in proper form to the Portfolio’s transfer agent, a check or wire for the proceeds of a redemption will be sent to the shareholder’s address of record. If a shareholder elects to redeem all of his or her shares of a Portfolio, all dividends accrued to the date of such redemption

17

will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Portfolio of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, (iv) such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio, or (v) a situation where the Portfolio needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Portfolio or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Portfolio or its agents that there is a dispute between the registered or beneficial account owners.

The Portfolio reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder’s or its Participating Organization’s account after a withdrawal is less than $1 million for a period of 30 days or longer. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period. Shareholders who purchase shares under these circumstances are not subject to the normal minimums for subsequent purchases.

In addition, in accordance with applicable customer identification regulations, the Portfolio reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Portfolio and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Portfolio closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Portfolio decides to close the account.

:	Redemption In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manned in which its computes its net asset value. This process minimizes the effect of large redemptions on each Portfolio and their remaining shareholders.

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:	Dividends and Distributions

The Portfolio declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Portfolio’s fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Portfolio shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Portfolio to receive either of such distributions in cash. Shareholders who have elected to receive distributions in cash will receive them via wire transfer. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See “Tax Consequences.”

Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Portfolio in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Portfolio will make the distribution in shares. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Portfolio to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. Except as described herein, the Portfolio’s net investment income (excluding capital gains, if any) will be declared as a dividend on each Fund Business Day. The Portfolio declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Portfolio pays dividends monthly. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains.

Dividends paid to each Class of shares of the Portfolio will be declared on the same days at the same times and will be determined in the same manner and paid in the same amounts.

:	Frequent Trading

The Reich & Tang family of funds discourages short-term or excessive trading (“frequent trading”) of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage)

19

costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under “Pricing of Portfolio Shares” the Portfolio reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Portfolio’s management or otherwise. The Portfolio’s procedures with respect to frequent purchases and redemptions of Portfolio shares by shareholders are thus limited to the Portfolio exercising its right to reject purchase orders it determines in its discretion to be disruptive. The Portfolio may change its policies relating to frequent trading at any time without prior notice to shareholders.

:	Tax Consequences

The Portfolio intends to continue to qualify for the income tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Portfolio must meet certain tests concerning its investments and distributions. For each year the Portfolio qualifies as a regulated investment company, the Portfolio will not be subject to federal income tax on its investment company taxable income (which generally consists of ordinary income, including taxable interest, and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net long-term capital gains distributed to its shareholders in the form of dividends or capital gain distributions. Additionally, the Portfolio will not be subject to a federal excise tax if the Portfolio distributes each year at least 98% of its ordinary income and 98.2% of its capital gain income to its shareholders and any undistributed and untaxed amounts from prior years.

Dividends of investment company taxable income are taxable to the recipient shareholders as ordinary income. The Portfolio expects that as a result of its investment objectives, except as provided in the following paragraph, distributions will (i) consist primarily of ordinary income, (ii) in the case of corporate shareholders, not be eligible for the dividends received deduction, and (iii) in the case of individual shareholders, not be eligible for the reduced tax rate currently applicable to certain qualified dividend income. Dividends and distributions are treated in the same manner for federal income tax purposes whether the shareholders receive cash or additional shares. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received and reinvested the cash dividend.

A shareholder’s initial tax basis for its shares in the Portfolio will be its cost of the shares, generally including fees or expenses. The sale of shares in the Portfolio will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between the shareholder’s adjusted tax basis for the shares and the proceeds received on the sale. Gain or loss generally will be treated as capital

20

gain or loss if the shares in the Portfolio are held as capital assets. Such capital gain or loss will be long-term if the shareholder has held the shares in the Portfolio for more than one year, and, for individual shareholders, may qualify for the maximum capital gain tax rate of 15% (for taxable years beginning before January 1, 2013) rather than the tax rate applicable to ordinary income. The exchange of shares of the Portfolio for shares of another Portfolio, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Code.

The Portfolio is required under current federal law to withhold 28% of reportable payments as backup withholding (which may include dividends, capital gain distributions and redemptions) paid to shareholders who have not complied with Code requirements regarding the supplying of their taxpayer identification number and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on its application that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for various reasons including previous underreporting to the IRS.

Investors should consult their own tax advisors regarding specific questions as to federal, state or local taxes. Additional tax information is provided in the Portfolio’s SAI.

Distribution Arrangements

:	Distribution Agreement

Investors do not pay a front-end sales charge to purchase Treasurer Shares or Liquidity Shares of the Portfolio. The Fund’s Board of Trustees has adopted a Distribution Agreement between the Fund, on behalf of the Portfolio, and Reich & Tang Distributors, Inc. (the “Distributor”), with respect to the Treasurer Shares and Liquidity Shares.

Under the Distribution Agreement, the Distributor serves as distributor of the Treasurer Shares and Liquidity Shares and, for nominal consideration (i.e., $1.00) and as agent for the Portfolio, the Distributor will solicit orders for the purchase of the Portfolio’s shares, provided that any orders will not be binding on the Portfolio until accepted by the Portfolio as principal.

:	Shareholder Servicing Plan

The Fund, on behalf of the Portfolio, has entered into a Shareholder Servicing Agreement with the Distributor. Under the Shareholder Servicing Agreement, the

Distributor receives, with respect to the Treasurer Shares, an annual fee of 0.03% of the average daily net assets of the Treasurer Shares of the Portfolio and, with respect to the Liquidity Shares, an annual fee of 0.06% of the average daily net assets of the Liquidity Shares of the Portfolio. The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Treasurer Shares or the Liquidity Shares of the Portfolio. For the fiscal year ended March 31, 2011, the Shareholder Servicing fees were fully waived.

:	Revenue Sharing

The Manager or an affiliate may, from time to time, at its expense and out of its own resources, make cash payments to some but not all Participating Organizations for shareholder services, as an incentive

21

to sell shares of the Portfolio and/or to promote retention of their customers’ assets in the Portfolio. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Portfolio’s shares or the amount the Portfolio receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Portfolio or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Portfolio to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Portfolio’s SAI. In addition, to the extent allowable under the Financial Industry Regulatory Authority (“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Manager or an affiliate out of its own resources.

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Financial Highlights

These financial highlights tables are intended to help you understand the Fund’s financial performance for the fiscal year ended March 31, 2011. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

: Daily Income Fund RNT Natixis Liquid Prime Portfolio	Treasurer Shares		Liquidity Shares
	Commencement of Operations December 1, 2010 through March 31, 2011		Commencement of Operations November 30, 2010 through March 31, 2011
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$1.00		$1.00

Income from investment operations:
Net investment income	0.000		0.000
Net realized and unrealized gain (loss) on investments	—		—

Total from investment operations	0.000		0.000
Less distributions from:
Dividends from net investment income	(0.000)		(0.000)
Net realized gain on investment	—		—

Total distributions	(0.000)		(0.000)

Net asset value, end of period	$1.00		$1.00

TOTAL RETURN	0.05%	(a)	0.05%	(a)

RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$131,503		$-0-
Ratio to average net assets:
Net investment income	0.15%	(c)	0.14%	(c)
Expenses (net of fees waived and expense reimbursed) (b)	0.06%	(c)	0.08%	(c)
Management and administration fees waived	0.08%	(c)	0.08%	(c)
Shareholder servicing fees waived	0.03%	(c)	0.06%	(c)
Transfer agency fees waived	0.02%	(c)	0.01%	(c)
Expenses reimbursed	0.18%	(c)	0.18%	(c)

(a)	Unannualized
(b)	Includes expense paid indirectly, if applicable
(c)	Annualized

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Protecting Your Privacy at Reich & Tang

This policy applies to Reich & Tang Asset Management, LLC (“RTAM”), its subsidiaries Reich & Tang Distributors, Inc. (“RTD”) and Reich & Tang Services, Inc. (“RTS”), RTS affiliate Reich & Tang Deposit Solutions, LLC (“RTDS”) and RTDS subsidiaries Stable Custody Group LLC, and Stable Custody Group II, LLC (collectively “Reich & Tang”), along with all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

:	Who is Covered by Our Privacy Policy

This Privacy Policy applies to all current and former Reich & Tang customers. New customers receive our Privacy Policy when an account is opened and annually thereafter. You will be notified of any major change to the Privacy Policy.

:	Protecting Customer Information

Keeping your personal information secure is important to us at Reich & Tang. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information. All personal information provided by our customers is used exclusively to administer our business and related services in a manner consistent with all applicable laws and regulations. It is kept confidential and not sold to third parties for use in marketing or solicitation. We maintain your personal information according to strict confidentiality and security standards.

:	Types of Information We Collect from Our Customers

•	Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number, tax identification number and income).

•	Information about your account, account transactions (e.g., account number, history, use of online products and services) and other transactions with Reich & Tang.

•	Information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•

If you visit our website, we use software to collect anonymous data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to the Disclosure section found on our website at www.reichandtang.com for more information.

:	Use of Information

When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We limit the collection and use of personal information to what is necessary to administer our business. We may disclose personal information as required by law, and where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request.

In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to third-party service providers to effect or process transactions for you or to assist us in servicing your account. We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for Reich & Tang, such as printing statements, checks, etc.

We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

:	Questions

If you have any questions, please call our Client Services Department at 800-433-1918 between the hours of 8:30a.m. and 5:00p.m. Eastern Time, send a letter to Reich & Tang, Attn: Client Services, 1411 Broadway, 28th Floor, New York, NY 10018-3450, or Email: info@rnt.com.

THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS

PN-1

A Statement of Additional Information (SAI) dated July 29, 2011, as amended September 19, 2011, includes additional information about the Portfolio and its investments and is incorporated by reference into this Prospectus. Further information about Portfolio investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports without charge by calling the Portfolio toll free at (888) 226-5504. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Portfolio’s website at http://hosted.rightprospectus.com/RNT/DIF_LiquidPrime. To request other information about the Portfolio, please call your financial intermediary or the Portfolio.

A current SAI has been filed with the Securities and Exchange Commission. Information about the Portfolio (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Portfolio reports and other information about the Portfolio are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act No. 811-8312

Reich & Tang Distributors, Inc. 1411 Broadway-28th Floor New York, NY 10018-3450 (212) 830-5240	RNT.TR-23380W598-P0911 RNT.LIQ-23380W580-P0911

RNT Natixis Liquid Prime Portfolio, A Portfolio of Daily Income Fund

Treasurer Class Shares

Liquidity Class Shares

Prospectus

July 29, 2011, as amended September 19, 2011

Filed Pursuant to Rule 497(e)

Registration No. 033-74470

RNT Natixis Liquid Prime Portfolio of Daily Income Fund	1411 Broadway, 28th Floor, New York, NY 10018-3450 (212) 830-5240 (888) 226-5504 (Toll Free)

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2011, as amended September 19, 2011

Relating to the Prospectus dated July 29, 2011, as amended September 19, 2011 for the RNT Natixis Liquid

Prime Portfolio of the

Daily Income Fund (the “Fund”).

Treasurer Class Shares (“Treasurer Shares”): Ticker Symbol (LQTXX)

Liquidity Class Shares (“Liquidity Shares”): Ticker Symbol (LIQXX)

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of the RNT Natixis Liquid Prime Portfolio (the “Portfolio”) and should be read in conjunction with the Prospectus. The Fund offers four other portfolios, which are offered in separate prospectuses and a separate statement of additional information.

A Prospectus for the Treasurer Shares and Liquidity Shares may be obtained from any Participating Organization or by writing or calling the Fund toll free at (888) 226-5504.

This SAI is incorporated by reference into the Prospectus in its entirety.

I. FUND HISTORY

The Fund was formed on January 20, 1994, in the Commonwealth of Massachusetts as a Massachusetts business trust.

II. DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENTS AND RISKS

The Portfolio is a diversified, open-end management investment company. The investment objective of the Portfolio is to seek as high a level of current income to the extent consistent with preservation of capital and maintenance of liquidity. The Portfolio was designed to meet the short-term investment needs of corporate and institutional investors. There can be no assurance that the Portfolio will achieve its investment objective.

The following discussion expands upon the description of the Portfolio’s investment objectives and policies in the Prospectus.

The Portfolio may only purchase high quality money market instruments that have been determined by Reich & Tang Asset Management, LLC (the “Manager”) to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means: (i) securities which have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (“NRSROs”) or in such category by the only NRSRO that has rated the Securities (collectively, the “Requisite NRSROs”); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is determined by the Manager to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service, Inc. (“Moody’s”).

The two highest ratings are “AAA” and “AA” by S&P or “Aaa” and “Aa1” by Moody’s in the case of long term bonds; “SP-1” and “SP-2” by S&P, or “MIG-1” and “MIG-2” by Moody’s in the case of notes; and “A1+” and “A1” by S&P, or “Prime-1” and “Prime-2” by Moody’s in the case of commercial paper. The highest rating in the case of variable and floating demand notes is “VMIG-1” by Moody’s or “A1+” by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

All investments purchased by the Portfolio will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Portfolio portfolio (on a dollar-weighted basis) will be 60 days or less. The maturities of variable rate demand instruments held in the Portfolio will be deemed to be the longer of the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The average life for all securities contained in the Portfolio, on a dollar-weighted basis, and considered as a whole, will be 120 days or less. The average life calculation differs from the average maturity calculation discussed above because the average maturity calculation allows the Portfolio to deem a security to have a shorter maturity date because of an interest rate readjustment. The average life calculation does not shorten the maturity date because of an interest rate readjustment, but instead is based on a security’s stated final maturity or, when relevant, the date of the next demand feature when the fund may receive payment of principal and interest (such as a put feature).

The Portfolio will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets. As defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), currently Daily Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; or securities that will mature or are subject to a demand feature that is exercisable and payable within one business day (collectively, “Daily Liquid Assets”).

The Portfolio will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets. As defined in Rule 2a-7 under the 1940 Act, currently, Weekly Liquid Assets include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days (collectively, “Weekly Liquid Assets”). The Portfolio may maintain a higher percentage of its total assets in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Portfolio’s Board of Trustees.

Subsequent to its purchase by the Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Portfolio to take such action as it determines is in the best interest of the Portfolio and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager’s actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Portfolio will dispose of the security absent a determination by the Portfolio’s Board of Trustees that disposal of the security would not be in the best interests of the Portfolio. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Portfolio’s total assets, the Portfolio shall promptly notify the Securities and Exchange Commission (“SEC”) of such fact and of the actions that the Portfolio intends to take in response to the situation.

The Portfolio shall invest not more than 5% of its total assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities. With respect to 75% of its total assets, the Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution, except for U.S. Government Obligations.

Recent Regulatory Developments

On July 21, 2010, the President signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) into law. The new law significantly impacts the financial services industry including the regulation and operation of depository institutions and their holding companies as, among other things, the Dodd-Frank Act: 1) creates the Bureau of Consumer Financial Protection, a new independent consumer watchdog agency housed within the Federal Reserve Board (“FRB”) with broad rulemaking authority to implement the consumer protection laws that apply to financial services providers and to prohibit “unfair, deceptive or abusive” acts or practices, 2) grants to the U.S. Department of the Treasury, Federal Deposit Insurance Corporation and the FRB broad new powers to seize, close and wind down “too big to fail” financial (including non-bank) institutions in an orderly fashion, 3) establishes a new Financial Stability Oversight Council, charged with identifying and responding to emerging risks throughout the financial system, composed primarily of federal financial services regulators and chaired by the Secretary of the Treasury Department, 4) restructures the federal regulatory jurisdiction over depository institutions and their holding companies, and abolishes the Office of Thrift Supervision, 5) adopts new federal oversight of the insurance industry, 6) adopts new standards and rules for the mortgage industry, 7) adopts new bank, thrift and holding company regulation, 8) adopts new federal regulation of the derivatives market, 9) adopts the so-called Volcker Rule, substantially restricting proprietary trading by depository institutions and their holding companies, 10) imposes requirements for “funeral plans” by large, complex financial companies, 11) establishes new regulation of the securitization market through “skin in the game” and enhanced disclosure requirements, 12) establishes new regulation of interchange fees, 13) establishes new and enhanced compensation and corporate governance oversight for the financial services industry, 14) provides enhanced oversight of municipal securities, 15) provides a specific framework for payment, clearing and settlement regulation, 16) adopts new federal hedge fund regulation, 17) adopts new fiduciary duties and regulation of broker dealers, investment companies and investment advisors, 18) tasks the federal banking agencies with adopting new and enhanced capital standards for all depository institutions, 19) significantly narrows the scope of federal preemption for national banks and federal thrifts, and 20) places a moratorium on ownership of industrial loan banks by non-financial companies.

Investments in bank paper may not yield expected returns as the full impact of the Dodd-Frank Act on the banking industry is currently unknown given that much of the details and substance of the new laws will be determined through agency rulemaking. The Dodd-Frank Act is comprehensive financial reform legislation enacted on July 21, 2010 that significantly impacts the regulation of depository institutions and their holding companies. Uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, as the
Dodd-Frank Act delegates to various federal agencies the task of implementing its many provisions through regulation, ensuring that federal rules and policies governing U.S. banking institutions will be further developing for years to come. Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations. Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of depository institutions and their holding companies.

Foreign Securities

The Portfolio may invest in certain foreign securities. Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than national securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

Repurchase Agreements

The Portfolio may invest in repurchase agreements. Investments by the Portfolio in repurchase agreements are made in accordance with procedures established by the Portfolio providing that the securities serving as collateral for each repurchase agreement are delivered to the Portfolio’s custodian either physically or in book entry form and that the collateral is marked to the market with sufficient frequency to ensure that each repurchase agreement is fully collateralized at all times.

A buyer of a repurchase agreement runs the risk of loss with respect to its investment in the event of a default by the issuer if, at the time of default, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. Were a default to occur, the Portfolio would look to the collateral securing the repurchase agreement to recover its entire investment. In the event that a vendor defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes bankrupt, the Portfolio might be delayed, or may incur costs or possible losses in selling the collateral.

The Portfolio may invest no more than 5% of its net assets in illiquid securities including repurchase agreements maturing in more than seven days. See “Investment Restrictions” herein. The Portfolio may, however, enter into “continuing contract” or “open” repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis.

In the view of the management of the Portfolio, the restrictions and procedures described above which govern the Portfolio’s investments in repurchase agreements substantially minimize the Portfolio’s risk of losses in making those investments. Repurchase agreements may be considered to be loans under the 1940 Act.

Variable Rate Demand Instruments

The Portfolio may purchase variable rate demand instruments. Variable rate demand instruments that the Portfolio will purchase are tax exempt Municipal Securities or taxable (variable amount master demand notes) debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days’ notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Portfolio may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Portfolio will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. A Portfolio utilizing the amortized cost method of valuation may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Portfolio in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, is determined to be of comparable quality by the Portfolio’s Manager. If an instrument is ever deemed to be of less than high quality, the Portfolio either will sell in the market or exercise the demand feature.

The variable rate demand instruments in which the Portfolio may invest include participation certificates purchased by the Portfolio from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Securities (expected to be concentrated in IRBs) or taxable debt obligations (variable amount master demand notes) owned by such institutions or affiliated organizations. A participation certificate gives the Portfolio an undivided interest in the obligation in the proportion that the Portfolio’s participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Portfolio’s high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Manager of the Portfolio has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days’ notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Portfolio’s participation interest in the security, plus accrued interest. The Portfolio intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to make redemptions of the Portfolio shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable “prime rate” or other interest rate index. With respect to insurance, the Portfolio will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Portfolio retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Portfolio subject to the expense limitation on investment company expenses prescribed by any state in which the Portfolio’s shares are qualified for sale. The Manager has been instructed by the Portfolio’s Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolio, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although these instruments may be sold by the Portfolio, the Portfolio intends to hold them until maturity, except under the circumstances stated above.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Portfolio may contain variable rate demand participation certificates in fixed rate Municipal Securities and taxable debt obligations (the Portfolio will not acquire variable note demand participation certificates in fixed rate municipal securities without an opinion of counsel). The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Portfolio to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable bank’s prime rate, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

For purposes of determining whether a variable rate demand instrument held by a Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolio’s dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to meet the investment criteria of the Portfolio, it will be sold in the market or through exercise of the repurchase demand.

Loan Participation Interests

The Portfolio may invest in loan participation interests. A loan participation interest represents a pro rata undivided interest in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest, meaning the Portfolio, generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. If the Portfolio invests in loan participation interests that can be sold within a seven-day period, the interests are deemed by the Manager to be liquid investments. If the Portfolio invests in loan participation interests that are restricted from being sold within a seven-day period, the interests are deemed by the Manager to be illiquid investments and therefore subject to the Portfolio’s fundamental restriction limiting investments in illiquid securities to not more than 5% of net assets.

A loan is often administered by an agent bank acting as agent for all holders, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, the Portfolio has direct recourse against the borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan participation and could suffer a loss of principal and/or interest.

The Portfolio is diversified and limits the amount of its total assets that it will invest in any one issuer and the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, the Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, the Portfolio will treat both the lending bank or other lending institution and the borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

When-Issued Securities

The Portfolio may purchase debt obligations offered on a “when-issued” or “delayed delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of the Portfolio are not invested prior to the settlement of a purchase of securities, the Portfolio will earn no income; however, it is intended that the Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that each Portfolio will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio does not believe that the net asset value or income of the Portfolio’s securities will be adversely affected by their purchase of debt obligations on a when-issued basis. The Portfolio will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Participation Certificates

The Portfolio may purchase from banks participation certificates in all or part of specific holdings of municipal or other debt obligations (including corporate loans). Where the institution issuing the participation certificates does not meet the Portfolio’s quality standards, the participation certificates may be backed by an irrevocable letter of credit or guarantee that the Manager has determined meets the prescribed quality standards of the Portfolio. Thus, even if the credit of the selling bank does not meet the quality standards of the Portfolio, the credit of the entity issuing the credit enhancement will. The Portfolio will have the right to sell the participation certificates back to the bank for the full principal amount of the Portfolio’s interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to the Portfolio, (2) to maintain the quality standards of the Portfolio’s investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from the Portfolio in connection with the arrangement. When purchasing bank participation certificates, the Portfolio will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of the investment restrictions discussed below.

Domestic Bank Obligations, Certificates of Deposit and Bankers’ Acceptances

The Portfolio may purchase certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other obligations issued or guaranteed by the 50 largest banks in the United States. For this purpose banks are ranked by total deposits as shown by their most recent annual financial statements. The “other obligations” in which the Portfolio may invest include instruments (such as bankers’ acceptances, commercial paper and certificates of deposit) issued by United States subsidiaries of the 50 largest banks in the United States where the instruments are guaranteed as to principal and interest by such banks. At the time the Portfolio invests in any certificate of deposit, bankers’ acceptance or other bank obligation, the issuer or its parent must have its debt rated within the quality standards of the Portfolio or, if unrated, be of comparable quality as determined by the Manager. Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Privately Placed Securities

The Portfolio may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities. The price the Portfolio pays for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities by the Portfolio will reflect any limitations on their liquidity. As a matter of policy, the Portfolio will not invest more than 5% of the market value of the total assets of the Portfolio in repurchase agreements maturing in over seven days and other illiquid investments. The Portfolio may purchase securities that are not registered (“restricted securities”) under the Securities Act, but can be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act. The Portfolio may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). However, the Portfolio will not invest more than 5% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Portfolio’s Trustees continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Trustees will carefully monitor the Portfolio’s investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

General

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For the Portfolio to so qualify, at the close of each quarter of the taxable year, in addition to other requirements, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Portfolio and to not more than 10% of the outstanding voting securities of the issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Portfolio’s total assets may be invested in securities (other than Government securities or regulated investment company securities) of one issuer or of two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The limitations described in this paragraph regarding qualification as a “regulated investment company” are not fundamental policies and may be revised if applicable federal income tax requirements are revised. (See “Taxation of the Portfolio” herein.)

In addition to the above description of securities in which the Portfolio may invest, the Portfolio may if permitted by applicable law and/or pursuant to exemptive relief, sell its shares to investment companies that are advised by the Manager for investment of such investment companies daily cash balances.

Investment Restrictions

The Portfolio has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Portfolio. The term “majority of the outstanding shares” of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The Portfolio may not:

(1)	invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(2)	invest in or hold securities of any issuer if officers and Trustees of the Portfolio or Natixis Global Asset Management, L.P., the managing member of the Manager, individually own beneficially more than 1/2 of 1% of the issuer’s securities or in the aggregate own more than 5% of the issuer’s securities; and

(3)	make investments for the purpose of exercising control over any issuer or other person;

(4)	purchase securities having voting rights at the time of purchase;

(5)	purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization involving the Portfolio;

(6)	invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein), commodities, commodity contracts, commodity options, interests in oil or gas or interests in other mineral exploration or development programs;

(7)	invest in commodities, commodity contracts, commodity options, interests and leases in oil, gas or other mineral exploration or development programs (the Portfolio may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals);

(8)	purchase restricted securities in excess of the percentage limitations set forth in restriction (12) below; provided, however, that restricted securities shall not include privately placed securities that are exempt from registration under Section 4(2) or Rule 144A of the Securities Act, or purchase securities on margin;

(9)	make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

(10)	act as an underwriter of securities;

(11)	issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security in connection with any permitted borrowings;

(12)	acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such illiquid securities;

(13)	invest more than 5% of the total market value of the Portfolio’s assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

(14)	invest less than 25% of its assets in obligations issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Portfolio may invest less than 25% of its assets in bank obligations;

(15)	with respect to 75% of the value of the Portfolio’s total assets, the Portfolio may not invest more than 10% of its assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 10% of the total assets of the Portfolio. However, the Portfolio may only invest more that 10% of its assets in securities subject to puts from the same institution if such puts are issued by a non-controlled person (as defined in the 1940 Act);

(16)	make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies, (ii) the use of repurchase agreements, or (iii) the making of loans to affiliated funds as permitted by the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(17)	borrow money, except as otherwise provided herein and permissible under the 1940 Act; and

(18)	pledge, mortgage, assign or encumber any of its assets except to the extent necessary to secure a borrowing permitted by clause (18) made with respect to the Portfolio.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio’s assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

The Fund’s Board of Trustees has adopted the Manager’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Trustees; (4) the disclosure is in connection with (a) a monthly, quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund’s policies described in Item 2 above, the Manager and/or the Fund maintain ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

Entity and Type of Information	Frequency	Lag Time
iMoneyNet, Inc. (information derived from the portfolio)	Weekly	1 business day lag
Investment Company Institute (information derived from the portfolio)	Monthly	10 business day lag
Lipper, Inc. (information derived from the portfolio)	Quarterly	15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund’s Board of Trustees.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

III. MANAGEMENT OF THE FUND

The Fund’s Board of Trustees, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund’s Board of Trustees to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The following table shows the Trustees and executive Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 1411 Broadway, 28th Floor, New York, New York 10018.

Trustees and Officers Information

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Disinterested Trustees:
Albert R. Dowden, 1941	Trustee	Since 2006	Corporate Director/Trustee for Annuity & Life Re (Holdings) Ltd., Boss Group, Ltd., Homeowners of America Holding Corporation and Invesco Funds.	Director/Trustee of six portfolios	Director/Trustee for Natures Sunshine Products, Inc., Annuity & Life Re (Holdings) Ltd., Boss Group, Ltd., Homeowners of America Holding Corporation, Invesco Funds and The Boss Group, Ltd..
Carl Frischling, Esq., 1937	Trustee	Since 2006	Partner of Kramer Levin Naftalis & Frankel LLP (a law firm) since 1994	Director/Trustee of six portfolios	Director of Invesco Funds.
Edward A. Kuczmarski, 1949	Trustee	Since 2006	Certified Public Accountant and Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) since 1980.	Director/Trustee of seven portfolios	Trustee of the Empire Builder Tax Free Bond Fund and Director of ISI Funds.
William Lerner, Esq., 1936	Trustee	Since 2006	Self-employed consultant to business entities and entrepreneurs for corporate governance, corporate secretarial services, legal and securities matters	Director/Trustee of six portfolios	Director and Chairman of Governance Committee of MTM Technologies, Inc.
Dr. W. Giles Mellon, 1931	Trustee	Since 1987	Professor Emeritus of Business Administration in the Graduate School of Management, Rutgers University with which he has been associated with since 1966	Director/Trustee of six portfolios	None
Robert Straniere, Esq., 1941	Trustee	Since 1987	Owner, Straniere Law Firm since 1980, NYS Assemblyman from 1981 to 2004, Partner, Gotham Global Group since June 2005. President, NYC Hot Dog Co., since November 2005. Counsel at Fisher & Fisher from 1995 to 2006. Partner, Hantor-Davidoff law firm, 2006 to 2007. Administrative Law Judge, 2009	Director/Trustee of six portfolios	Director of RRB Funds
Dr. Yung Wong, 1938	Trustee	Since 1987	Managing Director of Abacus Associates, an investment firm, since 1996.	Director/Trustee of six portfolios	Director of KOAH, Inc. and Director of the Senior Network.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Interested Trustees:
Steven W. Duff, 1953	Trustee[2] President and Trustee	Since 1994 1994 to 2007	Executive Vice President, Chief Investment Officer and Member of Reich & Tang Asset Management, LLC (“RTAM, LLC”), a registered Investment Advisor. Mr. Duff has been associated with RTAM, LLC since 1994. Mr. Duff is also Director/Trustee of two other funds in the Reich & Tang Fund Complex and serves as a Director of Reich & Tang Distributors, Inc. Prior to December 2007 Mr. Duff was President of the Fund and President of nine funds in the Reich & Tang Fund Complex, Principal Executive Officer of Delafield Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.	Director/Trustee of seven portfolios	None
Michael P. Lydon, 1963	President and Trustee[2] Vice President	Since 2007 2005 - 2007	President, Chief Executive Officer and Member of RTAM, LLC. Associated with RTAM, LLC since January 2005. Mr. Lydon is also President and Director/Trustee of one other fund in the Reich & Tang Fund Complex, President of New York Daily Tax Free Income Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. Mr. Lydon also serves as Chief Executive Officer and Member of Reich & Tang Deposit Solutions, LLC, Executive Vice President and Director of Reich & Tang Distributors Inc., President, Chief Executive Officer and Director for Reich & Tang Services, Inc., and President, Chief Executive Officer and Member of Stable Custody Group LLC and Stable Custody Group II LLC.. Prior to 2007, Mr. Lydon was Vice President of twelve funds in the Reich & Tang Fund Complex.	Director/Trustee of six portfolios	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Interested Officers:
Christopher Brancazio, 1965	Chief Compliance Officer and AML Officer	Since 2007	Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM, LLC. Mr. Brancazio has been associated with RTAM LLC since September 2007. Mr. Brancazio is also Chief Compliance Officer and AML Officer of three other funds in the Reich & Tang Fund Complex. Mr. Brancazio also serves as Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC. From February 2007 to August 2007, Mr. Brancazio was a Compliance Officer at Bank of New York Asset Management. From March 2002 to February 2007. Mr. Brancazio served as Vice President, Chief Compliance Officer, and AML Officer of Trainer Wortham & Co. Inc., and the Trainer Wortham Mutual Funds.
Esther Cheung, 1980	Vice President and Assistant Treasurer	Since 2010	Head of Fund Accounting for RTAM, LLC. Ms. Cheung is also Vice President/Assistant Treasurer of one other fund and Treasurer and Assistant Secretary of two other funds in the Reich & Tang Fund Complex. Ms. Cheung has been associated with RTAM, LLC since June 2010. From February 2004 to May 2010, Ms. Cheung was an audit manager at KPMG, LLP.
Richard De Sanctis, 1956	Vice President	Since 2005	Executive Vice President and Chief Operating Officer of RTAM, LLC. Associated with the Manager since 1990. Mr. De Sanctis is also Vice President of three other funds in the Reich & Tang Fund Complex. Mr. De Sanctis also serves as Executive Vice President, Chief Operating Officer and Member of Reich & Tang Deposit Solutions, LLC, Stable Custody Group LLC and Stable Custody Group II LLC, and Executive Vice President, Chief Operating Officer and Director of Reich & Tang Distributors, Inc. and
Reich & Tang.
Chris Gill, 1964	Vice President	Since 2008	Senior Vice President and Assistant Secretary of RTAM LLC. Mr. Gill has been associated with RTAM LLC and its predecessor since February 1994. Mr. Gill is also Vice President of three other funds in the Reich & Tang Fund Complex. Mr. Gill is a Senior Vice President and Director of Reich & Tang Distributors, Inc., and Reich & Tang Services, Inc., Senior Vice President and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President of Stable Custody Group LLC and Stable Custody Group II LLC.
Joseph Jerkovich, 1968	Treasurer and Assistant Secretary Vice President	Since 2008 2007 to 2008	Senior Vice President and Chief Financial Officer of RTAM, LLC. Mr. Jerkovich has been Associated with RTAM, LLC since September 2004. Mr. Jerkovich also serves as Treasurer and Assistant Secretary of one other fund and Vice President of two funds in the Reich & Tang Fund Complex. Mr. Jerkovich also serves as Senior Vice President, Chief Financial Officer and Member of Reich & Tang Deposit Solutions, LLC, Senior Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc., Senior Vice President, Chief Financial Officer and Director of Reich & Tang Services, Inc., Senior Vice President, Chief Financial Officer, Treasurer and Member of Stable Custody Group LLC and Stable Custody Group II LLC.
Christine Manna, 1970	Secretary	Since 2007	Vice President and Secretary of RTAM, LLC. Ms. Manna is also Secretary of three other funds in the Reich & Tang Fund Complex. Ms. Manna has been associated with RTAM, LLC and its predecessors since June 1995. Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Deposit Solutions, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc., Stable Custody Group LLC and Stable Custody Group II LLC.
Robert Rickard, 1969	Vice President	Since 2007	Senior Vice President of RTAM LLC and Reich & Tang Distributors, Inc. Associated with RTAM, LLC since December 1991. Mr. Rickard is also Vice President of three other funds in the Reich & Tang Fund Complex.

1	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s Declaration of Trust, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is elected and qualifies.

2	Steven W. Duff and Michael P. Lydon may be deemed interested persons of the Fund, as defined in the 1940 Act, due to their affiliation with the Manager.

The Role of the Board

The Board of Trustees (the “Board”) oversees the management and operations of the Daily Income Fund (the “Fund”). Like most mutual funds, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s Manager, Distributor, Custodian, and Transfer Agent, each of which is discussed in greater detail in this Statement of Additional Information. In supervising the Fund’s operations and delegating special responsibilities involving portfolio management to the Manager, the Board established a Statement of Procedures as to Valuation of Portfolio Securities for the Fund (the “Rule 2a-7 Procedures”) in accordance with Rule 2a-7 of the 1940 Act, which are reasonably designed, taking into account current market conditions and the Fund’s investment objectives, to stabilize the Fund’s net asset value per share, as computed for the purposes of distribution, redemption and repurchase, at a single $1 per share value.

The Board has appointed senior employees of the Manager as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives quarterly reports from these officers and the Fund’s service providers regarding the Fund’s operations. For example, consistent with the Fund’s Rule 2a-7 Procedures, the Board receives reports on the Fund’s investment portfolio and the Manager confirms that all portfolio investments meet the high quality credit, minimal credit risk and maturity requirements under Rule 2a-7 of the 1940 Act. The Manager also provides a monthly mark-to-market report to confirm that the weekly deviation between the Fund’s market value and amortized cost value was within the limits allowable under Rule 2a-7 of the 1940 Act. The Manager also provides periodic updates to the Board regarding general market conditions and the impact that these market conditions may have on the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. The Board also holds special meetings when necessary and from time to time one or more members of the Board may also consult with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Compliance Committee, which are discussed in greater detail under “Management of the Fund – Board Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Nominating and Compliance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is an Executive Vice President and the Chief Investment Officer of the Manager and was previously the Chief Executive Officer of the Manager (“CEO”) for 15 years. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board Meetings. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the Chief Investment Officer and former CEO of the Manager, can provide valuable input based on his tenure with the Manager and experience in the types of securities in which the Fund invests. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Audit, Nominating and Compliance Committees are appropriate means to provide effective oversight on behalf of Fund shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

The Board of Trustees oversees various elements of risk relevant to the business of the Fund. Risk is a broad category that covers many areas, including, without limitation, financial and investment risk, compliance risk, business and operational risk and personnel risk. The Board and its Committees receive and review various reports on such risk matters and discuss the results with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Audit Committee meets regularly with the Treasurer and the Fund’s independent public accounting firm and, when appropriate, with other personnel of the Manager to discuss, among other things, the internal control structure of the Fund’s financial reporting function as well as other accounting issues. The Compliance Committee meets with the Chief Compliance Officer to discuss compliance risks relating to the Fund, the Manager and the other service providers. The full Board receives reports from the Manager as to investment risks as well as other risks. The full Board also receives reports from the Audit

Committee and Compliance Committee regarding the risks discussed during those committee meetings. In addition, the full Board receives reports from the Internal Audit Group of the Manager’s parent company. The Board relies heavily on these reports as they detail all of the relevant risks related to the Manager regarding the Fund’s business, including, any steps taken to remedy any identified deficiencies.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, most of the Trustees have served on boards for organizations other than the Fund, and have served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Dowden has experience serving on the boards of both private and public companies of all sizes. In serving on these boards, Mr. Dowden has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Dowden also served for many years as a senior executive of Volvo Group North America, including as President and Chief Executive Officer. Mr. Dowden’s experience in these roles has exposed him to many of the business challenges which any business will face. Mr. Dowden also practiced securities law and has a strong background in securities regulation. Mr. Dowden has over 25 years of experience on the boards of directors/trustees of the Reich & Tang funds or their predecessor funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Duff is an Executive Vice President and the Chief Investment Officer of the Manager and was previously the CEO for
15 years. As Chief Investment Officer, Mr. Duff has intimate knowledge of the Manager and the Fund, its operations, personnel and financial resources. His position of responsibility at the Manager, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund. Mr. Duff has over 16 years of experience on the boards of directors/trustees of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Frischling, Esq. has been involved in the investment company industry for over 43 years. Mr. Frischling served as general counsel and chief administrative officer for a mutual fund complex for nine years. Mr. Frischling currently, and has for the last
34 years, advised mutual funds and boards of directors on all aspects of investment company regulation. Mr. Frischling also currently serves as a board member of the Mutual Fund Directors Forum and was previously a member of the board of the Investment Company Institute. Mr. Frischling’s experience in these roles has exposed him to the various issues involved with mutual funds. Mr. Frischling has over 26 years of experience on the boards of directors/trustees of the Reich & Tang funds or their predecessor funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. Mr. Kuczmarski also currently serves as a director/trustee of other mutual funds. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski has over 26 years of experience on the boards of directors/trustees of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Lerner, Esq. is a former Branch Chief Enforcement Attorney with the Securities and Exchange Commission. Mr. Lerner is also a former officer and director of compliance for the American Stock Exchange. Mr. Lerner has experience as an attorney for a brokerage and investment banking firm and had extensive SEC practice experience as an attorney. In addition, Mr. Lerner served as an arbitrator for the Financial Regulatory Authority, Inc. Mr. Lerner also has extensive experience as a director for public companies. In serving on these boards, Mr. Lerner has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Lerner has over 10 years of experience on the boards of directors/trustees of the Reich & Tang funds or their predecessor funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Lydon is the President and Chief Executive Officer of the Manager. As President and Chief Executive Officer, Mr. Lydon has intimate knowledge of the Manager and the Fund, its operations, personnel and financial resources. His position of responsibility at the Manager, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund. Mr. Lydon has over 6 years of experience on the boards of directors/trustees of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Dr. Mellon has financial and economic experience from his time as a professor of finance and economics at the Graduate School of Management at Rutgers University. Dr. Mellon has over 30 years of experience on the boards of directors/trustees of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Mr. Straniere, Esq. has over 25 years of experience as a director of a wide variety of mutual funds. In serving on these boards, Mr. Straniere has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Straniere also served on the New York State Assembly Ways and Means Committee and was responsible for fiscal and budget analysis. Mr. Straniere has over 25 years of experience on the boards of directors/trustees of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Dr. Wong has experience managing investment funds for corporations, insurance companies and pension funds. Dr. Wong has board experience for private companies. Dr. Wong has also served as a director for another mutual fund complex. In serving on these boards, Dr. Wong has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Dr. Wong has over 30 years of experience on the boards of directors/trustees of the Reich & Tang funds and therefore understands the regulation, management and oversight of money market funds.

Board Committees

The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and approving the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund’s independent registered public accounting firm to review the Fund’s financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The Audit Committee is chaired by Edward A. Kuczmarski, with Albert R. Dowden and Dr. W. Giles Mellon serving as members. The Audit Committee met six times during the fiscal year ended March 31, 2011.

The Board also has a Nominating Committee comprised of Albert R. Dowden, Carl Frischling, Edward A. Kuczmarski, William Lerner, Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of Trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not meet during the fiscal year ended March 31, 2011. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The Board also has a Compliance Oversight Committee. The Compliance Oversight Committee is chaired by William Lerner, with Carl Frischling and Robert Straniere serving as members. The Compliance Oversight Committee is responsible for reviewing compliance related matters raised by the Fund’s Chief Compliance Officer. The Compliance Oversight Committee met four times during the fiscal year ended March 31, 2011.

In addition to serving on the Fund’s Nominating Committee, Dr. Yung Wong, the Fund’s Lead Independent Trustee will attend Audit Committee meetings and Compliance Oversight Committee meetings at his discretion.

The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Disinterested Trustees:

Albert R. Dowden	None	None

Carl Frischling	Over $100,000 (RNT Natixis Liquid Prime)	Over $100,000
Edward A. Kuczmarski	$10,001 - $50,000 (Money Market Portfolio)	$10,001 - $50,000
William Lerner	None	None

Dr. W. Giles Mellon	$10,001 - $50,000 (Money Market Portfolio)	Over $100,000

Over $100,000 (U.S. Treasury Portfolio)

$10,001 - $50,000 (Municipal Portfolio)
Robert Straniere	$1 - $10,000 (Money Market Portfolio)	$1 - $10,000
Dr. Yung Wong	Over $100,000 (Money Market Portfolio)	Over $100,000
Interested Trustees:

Steven W. Duff	Over $100,000 (Money Market Portfolio)	Over $100,000

Michael P. Lydon	$10,001 - $50,000 (Money Market Portfolio)	$10,001 - $50,000

The Fund paid an aggregate remuneration of $588,528 to its Trustees with respect to the period ended March 31, 2011, all of which consisted of Trustees’ fees paid to the eight disinterested Trustees, pursuant to the terms of the Investment Management Contract (See “Investment Advisory and Other Services” herein).

The Trustees of the Fund not affiliated with the Manager are paid a fee that is to be allocated among multiple funds, as defined below. Effective January 1, 2011, each Independent Trustee receives an annual retainer of $60,000 and a fee of $3,750 for each Board of Trustees meeting attended. Each Independent Trustee will also receive a fee of up to $1,500 at the discretion of the Lead Independent Trustee for telephonic Board meetings and committee meetings that are not held on the same day as a Board Meeting. In addition, the Lead Independent Trustee will receive an additional annual fee of $13,800, payable quarterly and the Audit Committee Chairman and Compliance Committee Chairman will each receive an additional annual fee of $9,200, payable quarterly. Each Independent Trustee will also be reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The fees noted above are to be allocated at the discretion of the Manager among certain funds in the Reich & Tang Fund complex. The Independent Trustees” fees will be allocated among the Fund and the California Daily Tax Free Income Fund, Inc., in accordance with the Manager’s discretion. Trustees who are affiliated with the Manager do not receive compensation from the Fund. (See “Compensation Table.”)

Compensation Table

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Albert R. Dowden, Trustee	$72,208	$0	$0	$75,750 (6 Funds)
Carl Frischling, Trustee	$70,707	$0	$0	$72,750 (6 Funds)
Edward A. Kuczmarski, Trustee	$81,149	$0	$0	$97,450 (7 Funds)
William Lerner, Trustee	$99,386	$0	$0	$102,250 (6 Funds)
Dr. W. Giles Mellon, Trustee	$72,208	$0	$0	$75.750 (6 Funds)
James L. Schultz, Trustee **	$36,543	$0	$0	$37,500 (6 Funds)
Robert Straniere, Trustee	$70,707	$0	$0	$72,750 (6 Funds)
Dr. Yung Wong, Trustee	$85,620	$0	$0	$88,050 (6 Funds)

*	The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended March 31, 2011. The parenthetical number represents the number of investment companies (including the Fund) from which the Trustees receive compensation. A Fund is considered to be in the same Fund complex if among other things, it shares a common investment adviser with the Fund.

**	Mr. James L. Schultz resigned as a disinterested trustee as of December 2, 2010, and as such, Mr. Schultz’ compensation was pro-rated for his time served in 2010.

Information about Proxy Voting

Information regarding the Fund’s proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund toll free at (888) 226-5504 and on the SEC’s website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On June 30, 2011 there were 131,500,020 shares of the Treasurer Class outstanding and 409 shares of the Liquidity Class outstanding. As of June 30, 2011, the amount of shares owned by all officers and trustees of the fund as a group was less than 1% of the outstanding shares of the fund. Set forth below is certain information as to the persons who owned 5% or more of the Fund’s outstanding shares as of June 30, 2011:

Name and Address	% of Class	Ownership
RNT Natixis Liquid Prime Portfolio – Treasurer Class
Daily Dollar International Fund, LTD, 87 Mary Street, Georgetown Grand Cayman, Cayman Islands	96.71%	Beneficial
RNT Natixis Liquid Prime Portfolio – Liquidity Class
Natixis Global Asset Management, LLP Attn: Susan Furtado 399 Boylston Street, 13th floor Boston, MA 02116	99.93%	Beneficial

V. INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 1411 Broadway, 28th Floor, New York, New York 10018. The Manager was as of March 31, 2011, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $12.6 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of fourteen portfolios of registered investment companies, of which it acts as administrator for ten.

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Natixis Global Asset Management’s assets under management totaled $772.5 billion as of June 30, 2011.

On September 16, 2010, the Board of Trustees, including a majority of the Trustees deemed as disinterested trustees under the 1940 Act (“Disinterested Trustees”), initially approved the Investment Management Contract for the Fund, on behalf of the Portfolio, for a term of two years. The contract may be continued in force thereafter for successive twelve-month periods beginning in March 2012, provided that such continuance is specifically approved annually by a majority vote of the Portfolio’s outstanding voting securities or its Board of Trustees, and in either case by a majority of the Trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Portfolio and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. The Manager also provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be trustees, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund, on behalf of the Portfolio, on sixty days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on sixty days’ written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Portfolio will pay an annual management fee of 0.06% of the Portfolio’s average daily net assets. The fees are accrued daily and paid monthly. For the fiscal year ended March 31, 2011, the Manager received management fees set forth in the table below:

	Management Fees
Fiscal Year March 31, 2011*	Payable	Waived	Paid
RNT Natixis Liquid Prime Portfolio	$17,175	$17,175	0

*	The Portfolio commenced operations on December 1, 2010 for the Treasurer Shares and November 30, 2010 for the Liquidity Shares.

Pursuant to an Administrative Services Agreement with the Fund, on behalf of the Portfolio, the Manager also performs clerical, accounting supervision, office service and related functions for the Portfolio and provides the Portfolio with personnel to (i) supervise the performance of accounting related services by The Bank of New York Mellon, the Portfolio’s accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Portfolio may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives an annual fee of 0.02% of the

Portfolio’s average daily net assets. For the fiscal years ended March 31, 2011, the Manager received the administrative fees set forth in the table below:

	Administrative Fees
Fiscal Year March 31, 2011*	Payable	Waived	Paid
RNT Natixis Liquid Prime Portfolio	$5,725	$5,725	0
*	The Portfolio commenced operations on December 1, 2010 for the Treasurer Shares and November 30, 2010 for the Liquidity Shares.

The Manager has agreed to waive fees and/or reimburse expenses in order to maintain Total Annual Fund Operating Expenses at 0.15% for the Treasurer Shares and 0.18% for the Liquidity Shares (the “Expense Caps”), respectively, until at least July 29, 2012. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Portfolio shares. In addition, in light of recent market conditions, the Manager may temporarily waive additional fees and/or reimburse additional expenses in an amount in excess of the amount required under the Expense Caps in an effort to maintain certain net yields.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder services and distribution of the Fund’s shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to all Classes of the Portfolio will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day.

Distribution and Shareholder Servicing Agreement

The Portfolio’s distributor is Reich & Tang Distributors, Inc. (the “Distributor”), a Delaware corporation with principal offices at 1411 Broadway, 28th Floor, New York, New York 10018, an affiliate of the Manager.

The Fund, on behalf of the Portfolio, has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor, as agent for the Portfolio, will solicit orders for the purchase of the Portfolio’s shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. With respect to the Treasurer Shares and Liquidity Shares of the Portfolio, the Distributor receives a nominal amount (i.e. $1.00). For fiscal year ended March 31, 2011, following voluntary fee waivers, the Shareholder Servicing Fees were fully waived.

The Fund, on behalf of the Portfolio, has entered into a Shareholder Servicing Plan with the Distributor. Under the Shareholder Servicing Plan, the Distributor receives from the Portfolio a service fee equal to 0.03% per annum of the Treasurer Shares’ and 0.06% per annum of the Liquidity Shares’ average daily net assets (the “Shareholder Servicing Fee”) for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts. The Shareholder Servicing Fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are Treasurer Shares or Liquidity Shares shareholders of the Portfolio.

The Manager, at its expense, may from time to time provide promotional incentives to Participating Organization who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include the shareholder service fee and past profits to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources, make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Treasurer Shares and Liquidity Shares of the Portfolio. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Portfolio’s shares or the amount the Portfolio receives as proceeds from such sales. Revenue sharing payments may be to Participating Organizations that provide services to the Portfolio or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Portfolio to you or to recommend one fund complex over another. Please speak with your Participation Organization to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the Financial Industry Regulatory Authority

(“FINRA”) rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

The Plan was most recently approved on September 16, 2010, to continue in effect until November 30, 2011. Thereafter, the Plan may continue in effect for successive annual periods commencing December 1, provided it is approved by the shareholders or by the Board of Trustees. This includes a majority of Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Trustees including a majority of Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan may be terminated at any time by a vote of a majority of the disinterested Trustees of the Fund or the Fund’s shareholders, respectively.

Custodian and Transfer Agent

The Bank of New York Mellon, 2 Hanson Place, 7th Floor, Brooklyn, NY 11217, is custodian for the Portfolio’s cash and securities. Reich & Tang Services, Inc. (“Reich & Tang”), an affiliate of the Manager, located at 1411 Broadway, 28th Floor, New York, NY 10018, is transfer agent and dividend agent for the shares of the Portfolio. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Portfolio shareholders on behalf of the Portfolio and performs certain recordkeeping and reporting functions regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Portfolio, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.02% of the monthly average net assets of the Treasurer Shares and Liquidity Shares of the Portfolio.

For the year ended March 31, 2011 these fees, which are account charges only, and do not include out-of-pocket charges after waivers amounted to:*

	Amount	%
Treasurer Shares	$0	0.00%
Liquidity Shares	$850	0.01%
Total Transfer Agency Fees:	$850
*	The Portfolio commenced operations on December 1, 2010 for the Treasurer Shares and November 30, 2010 for the Liquidity Shares.

Counsel And Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of beneficial interest of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.

PricewaterhouseCoopers LLP, independent registered public accounting firm, has been selected as the independent registered public accountants for the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

The Portfolio’s purchases and sales of securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Thus, the Portfolio will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The interest received by the Portfolio is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Portfolio will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Portfolio will not buy bankers’ acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII. CAPITAL STOCK AND OTHER SECURITIES

The Fund has an unlimited authorized number of shares of beneficial interest, having a par value of one tenth of one cent ($.01) per share. These shares are entitled to one vote per share with proportional voting for fractional shares. The Fund’s Board of Trustees is authorized to divide the shares into separate series of shares, one for each of the Portfolios that may be created. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

The Money Market Portfolio is subdivided into eight Classes of shares of beneficial interest, Institutional Class, Institutional Service Class, Investor Class, Investor ServiceClass, Retail Class, Advantage Shares, Xpress Shares and Pinnacle Shares. The U.S. Treasury Portfolio is subdivided into six Classes of shares of beneficial interest, Institutional Class, Institutional Service Class, Investor Class, Investor ServiceClass, Retail Class and Pinnacle Shares. The U.S. Government Portfolio is subdivided into six Classes of shares of beneficial interest, Institutional Class, Institutional Service Class, Investor Class, Investor Service Class, Retail Class and Advantage Shares. The Municipal Money Market Portfolio is subdivided into six Classes of shares of beneficial interest, Institutional Class, Institutional Service Class, Investor Class, Investor ServiceClass, Retail Class and Advantage Shares. The RNT Natixis Liquid Prime Portfolio is subdivided into two Classes of shares of beneficial interest, Treasurer Class and Liquidity Class. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) each Class shares will have different Class designations; (ii) all class shares except Institutional Class, Pinnacle Shares, Treasurer Class and Liquidity Class are assessed a service fee pursuant to the Plans of 0.25% of the Class’ shares’ average daily net assets; (iii) only the Investor Class, Investor Service Class, Retail Class, Advantage Shares and Xpress Shares will be assessed a distribution fee pursuant to the Plans of 0.20%, 0.45%, 0.65%, 0.75% and 0.75%, of the average daily net assets, respectively; (iv) only the Advantage Shares and Xpress Shares will be assessed an additional sub-accounting fee of up to 0.10% of the average daily net assets of the Advantage Shares and Xpress Shares of the Fund; (v) each Class of each Portfolio will vote separately on matters relating solely to that Class under the Plans and any related agreements in accordance with provisions of Rule 12b-1. Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.

Under its Declaration of Trust, the Fund has the right to redeem for cash shares owned by any shareholder to the extent and at such times as the Fund’s Board of Trustees determines to be necessary or appropriate to prevent an undue concentration share ownership which would cause the Fund to become a “personal holding company” for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Trustees can elect 100% of the Trustees if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund’s shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of Trustees,

(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of beneficial interest, (iii) for approval of the Fund’s distribution agreement with respect to a particular class or series of beneficial interest, and (iv) upon the written request of shareholders entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Trustee(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until his successor is elected or qualified, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

Redemption In-Kind

Although the Fund generally intends to pay redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of the net assets represented by such Class during any 90-day period. Any redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in Portfolio securities, valued in the same way as the Fund determines its net asset value. Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the Portfolio securities could have difficulty selling them, may incur related transaction costs, and would be subject to risks of fluctuations in the securities’ value prior to sale.

Net Asset Value

The Portfolio does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans’ Day. However, on certain days that the New York Stock Exchange is closed, the Portfolio, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Portfolio is determined as of 5:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value of a Portfolio is computed by dividing the value of the net assets for the Portfolio (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for the Portfolio.

The Portfolio’s securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Portfolio’s share price to be less than $0.997 or greater than $1.003, the Board of Trustees will consider whether any action should be initiated to prevent the share price from going below $0.996 per share or above $1.005, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund’s Board of Trustees has established procedures to stabilize the net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Portfolio’s $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Portfolio will maintain a dollar-weighted average portfolio maturity of 60 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are First Tier Eligible Securities. (See “Description of the Fund and Its Investments and Risks” herein.)

IX. TAXATION OF THE PORTFOLIO

The Portfolio has elected to qualify and intends to continue to qualify as a regulated investment company under the Code. To qualify as a regulated investment company, the Portfolio must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Portfolio generally will not be subject to federal income tax on its investment company taxable income distributed to shareholders or on its net capital gains (the excess of net long-term capital gains over net short-term capital losses) reported by each portfolio in a notice to shareholders as capital gain dividends and distributed to shareholders. If the Portfolio does not meet all of these Code requirements, it will be taxed as an regular corporation and its distributions will generally be eligible for taxation to shareholders as dividend income to the extent of the Portfolio’s current or accumulated earnings and profits. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may subject the Portfolio to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Portfolio must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed or taxed during such years.

Generally, on the sale or exchange of obligations held for more than one year, gain realized by the Portfolio that is not attributable to accrued market discount will be long-term capital gain. However, gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Portfolio are not eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, reported by the Portfolio as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Portfolio’s shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the federal tax status of distributions.

Upon the taxable disposition (including a sale or redemption) of shares of the Portfolio, a shareholder may realize a gain or loss, depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months. A loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less.

Income received by the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Portfolio does not expect to be eligible to elect to allow shareholders to claim such foreign taxes as a credit against their U.S. tax liability.

The Portfolio is required to report to the IRS all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Portfolio (other than distributions to exempt shareholders) are generally subject to backup withholding of federal income tax at a rate under current law of 28% if (1) the shareholder fails to furnish the Portfolio with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Portfolio or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, distributions (whether requested to be reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld maybe credited against a shareholder’s ultimate federal income tax liability if appropriate documentation is provided.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Portfolio also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Portfolio, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty if one applies).

The preceding discussion and that in the Tax Section of the prospectus assumes that a shareholder is subject to tax as a resident of the United States, is not subject to special taxing rules, holds its shares as capital assets and not part of a hedge or straddle transaction. Investors should consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.

X. UNDERWRITERS

The Portfolio sells and redeems its shares on a continuing basis at its net asset value. The Portfolio does not impose a front end sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Portfolio shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Portfolio’s shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. Pursuant to the Distribution Agreement with respect to the Treasurer Shares and Liquidity Shares will receive nominal consideration (i.e., $1.00) for providing such distribution related services.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the “Act”), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund’s Board of Trustees will consider appropriate modifications to the Fund’s operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Portfolio’s net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI. FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended March 31, 2011, and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund’s Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody’s Investors Service, Inc.’s Two Highest Municipal Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Description of Moody’s Investors Service, Inc.’s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Description of Standard & Poor’s Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( – ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor’s Rating Services Two Highest Commercial Paper Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: An obligor rated A-1 has a strong capacity to meet its financial commitments. Those issues determined to possess strong safety characteristics will be denoted with a plus (+) sign designation.

A-2: An obligor rated A-2 has a satisfactory capacity to meet its financial commitments. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody’s Investors Service, Inc.’s Two Highest Commercial Paper Ratings:

Moody’s employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

*	As described by the rating agencies.

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